UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2020

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56059	83-4210278
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

7333 E. Doubletree Ranch Road, Suite D270, Scottsdale, Arizona 85258

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

Pursuant to the Stock Purchase Agreement (the “Agreement”) dated on May 25, 2020 between Cerberus Cyber Sentinel Corporation, a Delware corporation (the “Company”), and Technologyville, Inc., an Illinois corporation (“Techville”), and its sole shareholder, Brian Yelm (“Yelm”), all of Techville’s outstanding common shares that were owned by Yelm were exchanged for the issuance of 3,392,271 share of common stock, par value $0.00001, of the Company.

This Amendment No. 1 on Form 8-K/A includes the financial statements and pro forma financial information required by Item 9.01.

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Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

In accordance with Item 9.01(a), Techville’s audited financial statements for the fiscal year ended December 31, 2019 are filed herewith as Exhibit 99.1.

In accordance with Item 9.01(a), Techville’s unaudited condensed financial statements for the three months ended March 31, 2020 and 2019 are filed herewith as Exhibit 99.2.

(b)	Pro Forma Financial Information

In accordance with Item 9.01(b), the Company’s pro forma unaudited combined statements of operations for the three months ended March 31, 2020 and for the fiscal year ended December 31, 2019 are filed herewith as Exhibit 99.3.

(c)	Exhibits

Exhibit Number	Exhibit Description
23.1*	Consent of Independent Public Accounting Firm
99.1*	Financial Statements of Technologyville, Inc. for the year ended December 31, 2019
99.2*	Financial Statements of Technologyville, Inc. for the three months ended March 31, 2020 and 2019
99.3*	Pro forma unaudited condensed combined financial statements for the three months ended March 31, 2020 and the year ended December 31, 2019

*	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By:	/s/ David G. Jemmett
David G. Jemmett
Chief Executive Officer (Principal Executive and Principal Accounting Officer)

August 7, 2020

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